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                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 24, 2004
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                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                       000-30997              84-1508866
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                                07004
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (973) 227-7168
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

      On November 24, 2004, Peter Golikov ceased serving as the Registrant's interim Chief Executive Officer.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASTRALIS LTD.


Date: November 29, 2004                 By: /s/ Michael R. Garone
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                                            Michael R. Garone
                                            Interim Chief Financial Officer